Income taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Accounting Policy
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of operating loss and tax credit carry forwards as well as for tax consequences attributable to differences between the balance sheets carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that the carrying amounts of deferred tax assets will not be realized, a valuation allowance is recorded for the difference. Income tax expense includes current and deferred taxes on profit, related interest and penalties, non-recoverable withholding taxes that qualify as income tax, as well as actual or potential withholding taxes on current and expected dividend income from group companies.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences, operating loss carry forwards and tax credit carry forwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations in the period that includes the enactment date. Deferred income taxes originally recognized through OCI are recycled through earnings in future periods upon release of the connected item from OCI to the statement of income.
We assess unrecognized tax benefits based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our income tax expense, and adjust the income tax expense, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.
Income taxes are affecting our Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income and Consolidated Balance Sheets. The disclosure of the Income taxes is therefore split into:
–Income tax expense
–Liability for unrecognized tax benefits
–Deferred taxes
Income tax expense
The components of the income tax expense are as follows, whereby ‘Income tax expense Netherlands’ represents the total tax expense on taxable income generated by our entities in the Netherlands and ‘Income tax expense Foreign’ represents the total tax expense on taxable income generated by our non-Dutch group entities. Hereby ‘total income tax expense Netherlands’ includes withholding tax expense withheld at source on income paid by non-Dutch entities to the Netherlands.

Year ended December 31 (€, in millions)	2020	2021	2022
Netherlands	3,574.6	5,982.8	5,881.0
Foreign	442.0	722.7	575.1
Income before income taxes	4,016.6	6,705.5	6,456.1

Income tax expense current	(407.7)	(865.0)	(818.4)
Income tax expense deferred	1.4	(28.6)	(44.4)
Income tax expense Netherlands	(406.3)	(893.6)	(862.8)

Income tax expense current	(375.3)	(523.5)	(678.3)
Income tax expense deferred	230.1	395.7	571.2
Income tax expense Foreign	(145.2)	(127.8)	(107.1)

Total income tax expense current	(783.0)	(1,388.5)	(1,496.7)
Total income tax expense deferred	231.5	367.1	526.8
Total income tax expense	(551.5)	(1,021.4)	(969.9)
Current and deferred tax expense can be further broken down into:

Year ended December 31 (€, in millions)	2020	2021	2022
Current year tax expense	(743.7)	(1,367.2)	(1,440.9)
Prior year tax expense	(39.3)	(21.3)	(55.8)
Total current tax expense	(783.0)	(1,388.5)	(1,496.7)

Year ended December 31 (€, in millions)	2020	2021	2022
Changes to recognition of operating losses and tax credits	(56.9)	(37.2)	(41.2)
Prior year tax expense	27.0	(2.4)	79.2
Tax rate changes	15.0	1.5	(1.1)
Origination and reversal of temporary differences, operating losses and tax credits	246.4	405.2	489.9
Total deferred tax expense	231.5	367.1	526.8
The Dutch statutory tax rate was 25.8% in 2022 (25.0% for 2021 and 2020). Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The effective tax rate decreased to 15.0% in 2022, compared with 15.2% in 2021. The lower rate is mainly driven by adjustments of estimated tax positions for prior years following from final tax returns filed.
The reconciliation of the income tax expense from the Dutch statutory rate to the effective income tax rate is as follows:

Year ended December 31 (€, in millions)	2020%[1]		2021%[1]		2022%[1]
Income before income taxes	4,016.6	100.0%	6,705.5	100.0%	6,456.1	100.0%
Income tax expense based on ASML’s domestic rate	(1,004.1)	25.0%	(1,676.4)	25.0%	(1,665.7)	25.8%
Effects of tax rates in foreign jurisdictions	0.9	—%	(4.6)	0.1%	13.0	(0.2)%
Adjustments in respect of tax-exempt income	0.2	—%	—	—%	—	—%
Adjustments in respect of tax incentives	510.4	(12.7)%	727.3	(10.8)%	741.2	(11.5)%
Adjustments in respect of prior years’ current taxes	(39.3)	1.0%	(21.3)	0.3%	(55.8)	0.9%
Adjustments in respect of prior years’ deferred taxes	27.0	(0.7)%	(2.4)	—%	79.2	(1.2)%
Movements in the liability for unrecognized tax benefits	(41.0)	1.0%	(21.6)	0.3%	(9.9)	0.2%
Tax effects in respect of acquisition/restructuring related items	—	—%	35.9	(0.5)%	—	—%
Change in valuation allowance	(56.9)	1.4%	(37.2)	0.6%	(41.2)	0.6%
Equity method investments	(20.9)	0.5%	(46.7)	0.7%	(38.3)	0.6%
Effect of change in tax rates	15.0	(0.4)%	1.5	—%	(1.1)	—%
Other (credits) and non-tax deductible items	57.2	(1.4)%	24.1	(0.4)%	8.7	(0.1)%
Income tax expense	(551.5)	13.7%	(1,021.4)	15.2%	(969.9)	15.0%
1.As a percentage of income before income taxes.
The individual line items in the table above are explained in more detail below.
Income tax expense based on ASML’s domestic rate
The income tax expense based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the income tax expense that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there are no differences between taxable base and financial results and no tax incentives are applied.

Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. The effect can differ from year to year depending on the profit before tax in respective foreign jurisdictions.
Adjustments in respect of tax-exempt income
In past years in certain jurisdictions part of the income generated was tax exempted. In conjunction with changed facts and circumstances this effect is significantly reduced as of 2020.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives mainly relate to a reduced tax rate as a result of application of the Dutch Innovation Box, which is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 9.0% as of 2021. The effective innovation box tax rate was 7.0% in 2020. The innovation box benefit is determined according to Dutch laws and published tax policy, whereby the application has been confirmed in an agreement between ASML and the Dutch tax authorities that is applicable for the years through 2023 assuming facts and circumstances do not change.
Furthermore, this category includes the benefit of the Foreign Derived Intangible Income (FDII) deduction which is applicable at the level of our US group companies. The FDII deduction is a facility under US corporate tax law which reduces the effective tax rate on income derived from tangible and intangible products and services in foreign markets.
The higher amount in 2021 and 2022 compared to 2020 is mainly caused by an increase in innovation box benefit resulting from an increased level in income before tax at the level of our Dutch group companies.
The increase in relative weight of this item in the effective tax rate reconciliation for 2022 as compared to 2021 is mainly caused by increase in the general Dutch CIT rate to 25.8% as of 2022 (2021: 25%).
Adjustments in respect of prior years’ current taxes
The adjustments in respect of prior years’ current taxes relate to differences between the initially estimated income taxes and final corporate income tax returns filed or arrangements agreed upon with tax authorities. To the main extent these are caused by modifications in temporary differences on contract liabilities and are offset by similar movements in prior year deferred tax balances.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years’ deferred taxes mainly relate to differences between the initially estimated income taxes and final corporate income tax returns filed. This is mainly caused by modifications in temporary differences on contract liabilities.
Movements in the liability for unrecognized tax benefits
In 2022, similar to prior years, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits. The movement for 2022 is mainly driven by continued dialogues with Dutch and foreign tax authorities in the area of transfer pricing, as well as by uncertainties in FDII deduction and R&D credits claimed at the level of our US group companies. Additionally, some prior year positions have been released as a result of the lapse of statute.
Tax effects in respect to acquisition/restructuring-related items
The 2021 effect relates to divestment of part of the Berliner Glas (ASML Berlin GmbH) entities, whereby the commercial transaction result is, to a large extent, exempt for income tax purposes. No such transaction has taken place in 2020 or 2022.
Change in valuation allowance
Changes in valuation allowance mainly relate to newly recognized R&D and withholding tax credits for the respective year at the level of our group companies in the Netherlands and the US for which it is considered not more likely than not that these can be realized in future years.
Equity method investments
This line includes the income tax expense relating to our investment in Carl Zeiss SMT Holding GmbH & Co. KG. The increased effect in 2021 and 2022 compared to 2020 is mainly caused by an increase in the profit from the equity method investment as well as – for 2021 – tax accounting consequences following from adjustment in the outside basis difference for the equity investment.
Effect of change in tax rates
The 2022 tax rate change impact relates to reduction in the corporate income tax rate in South Korea, slightly impacting the valuation of deferred tax positions at the level of our South Korean group entities. The impact on the effective tax rate for the years 2020 and in 2021 is mainly caused by changes in the general Dutch corporate income tax rate as well as the innovation box rate enacted in respective years.
Other credits and non-tax deductible items
Other credits and non-tax deductible items reflect the impact on our statutory rates of permanent non-tax deductible items such as non-deductible withholding taxes, non-deductible shared-based payment expenses and non-deductible meals and entertainment expenses, as well as the impact of various tax credits (e.g. US R&D credits) on our income tax expense.

US Tax Reform
The year-end tax positions also reflect the regulations of 2017 US Tax Reform, thereby taking into account the guidance issued by the US government. Hereby the most recent guidance for the final FDII regulations has been applied as of 2021 onwards, not retrospectively as permitted by aforementioned regulations. With regard to GILTI and BEAT, the decision has been taken to treat these as a period permanent item.
On August 9, 2022, the U.S. enacted the CHIPS and Science Act which, among other things, implemented a 25% investment tax credit on semiconductor and semiconductor equipment manufacturing assets. Pending the release of expected regulations, it is currently uncertain whether the Company will claim the investment tax credit to which we may be entitled as of 2023.
Additionally, on August 16, 2022, the US enacted the Inflation Reduction Act of 2022, which, among other things, implements a 15% minimum tax on book income of certain large corporations, a 1% excise tax on share buybacks, several clean energy provisions, and additional funding for the IRS. Based on our current analysis of the law, we do not believe the IRA will have a material impact on our consolidated financial statements for years 2022 and onwards.
Global minimum tax
To address concerns about uneven profit distribution and tax contributions of large multinationals corporations, various agreements have been reached at global level, including an agreement by over 135 jurisdictions to introduce a global minimum tax rate of 15%. We continuously monitor the developments with regard to Global Minimum Tax. At December 31, 2022, only jurisdiction in which we operate that already has made some legislative changes related to top-up tax is South Korea, with effective date of January 1, 2024. The same is expected however for other countries where we operate, like the EU and the UK. At this moment we are not able to assess quantitative impact of these (potential) new rules in full detail yet, but in general the impact is expected to be limited.
Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits and related accrued interest and penalties and total deferred tax position recorded on the Consolidated Balance Sheets is as follows:

Year ended December 31 (€, in millions)	2020	2021	2022
Liability for unrecognized tax benefits	(200.4)	(205.9)	(215.5)
Deferred tax assets	671.5	1,098.7	1,672.8
Deferred tax liabilities	(37.9)	(34.7)	(51.5)
Deferred and other tax assets (liabilities)	433.2	858.1	1,405.8
Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We record unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any tax position. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We believe that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2022, the liability for unrecognized tax benefit (excluding interest and penalties) amounts to €160.0 million (2021: €144.3 million) which is classified as Deferred and other income tax liabilities. If recognized, these unrecognized tax benefits would affect our effective tax rate for approximately €139.2 million benefit (2021: €190.9 million benefit).
Interest and penalties related to the liability for unrecognized tax benefits amount to €55.5 million (2021: €61.6 million) and are included in the total liability position as specified below. P&L impact of accrued interest and penalties in 2022 amount to a benefit of €5.0 million (2021: €9.7 million benefit; 2020: €14.2 million benefit).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits (excluding interest and penalties) is as follows:

Year ended December 31 (€, in millions)	2020	2021	2022
Balance as at January 1	(150.7)	(138.0)	(144.3)
Gross presentation for different tax jurisdictions	(27.3)	—	—
Gross increases – tax positions in prior period	(66.6)	(21.6)	(11.7)
Gross decreases – tax positions in prior period	0.5	8.9	2.0
Gross increases – tax positions in current period	(21.6)	(18.8)	(23.1)
Settlements	106.6	2.5	6.8
Lapse of statute of limitations	14.5	32.0	13.2
Effect of changes in exchange rates	6.6	(9.3)	(2.9)
Total liability for unrecognized tax benefits	(138.0)	(144.3)	(160.0)
Balance of accrued interest and penalties	(62.4)	(61.6)	(55.5)
Total liabilities for unrecognized tax benefits including interest and penalties	(200.4)	(205.9)	(215.5)
We conclude our liability for unrecognized tax benefits to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by €11.9 million (excluding interest and penalties) within the next 12 months, mainly as a result of expiration of statute of limitations.
For 2020 gross increases of tax positions in prior period and settlements were in essence mainly relating to finalization of a tax audit at the level of our South Korean group companies. Settlements in 2022 mainly relate to final settlement of 2018 and 2019 corporate income tax returns of our Dutch fiscal unity.
We file income tax returns in all countries where we operate, with the Netherlands, US, Taiwan, South Korea and China being the major jurisdictions. The years for which tax returns are still open for examination for respective jurisdictions are as follows:

Country	Years
Netherlands	2019-2022
US	2017-2022
Taiwan	2017-2022
South Korea	2019-2022
China	2012-2022
We are routinely subject to examinations and audits from tax and other authorities in the various jurisdictions in which we operate. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse effect.

Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is:

Deferred taxes (€, in millions)	January 1, 2022	Credits and other	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2022
Deferred tax assets:
Capitalized R&D expenditures	420.4	—	151.2	—	20.5	592.1
R&D & other tax credit carry forwards	162.7	23.7	20.6	—	6.4	213.4
Inventories	31.5	—	12.5	—	1.2	45.2
Contract liabilities	423.2	—	400.8	—	(3.2)	820.8
Accrued and other liabilities	98.1	—	4.4	—	3.3	105.8
Standard warranty reserve	11.3	—	(4.1)	—	0.9	8.1
Operating loss carry forwards	7.4	—	(2.8)	—	(0.1)	4.5
Property, plant and equipment	18.6	—	1.7	—	(1.4)	18.9
Lease liabilities	23.2	—	3.1	—	1.1	27.4
Other intangible assets	143.5	—	(18.7)	—	—	124.8
Share-based payments	9.6	—	1.2	—	0.6	11.4
Other temporary differences	27.5	—	3.7	(6.5)	(1.4)	23.3
Total deferred tax assets, gross	1,377.0	23.7	573.6	(6.5)	27.9	1,995.7
Valuation allowance [1]	(167.6)	—	(41.2)	—	(6.6)	(215.4)
Total deferred tax assets, net	1,209.4	23.7	532.4	(6.5)	21.3	1,780.3
Deferred tax liabilities:
Other intangible assets	(79.9)	—	19.8	—	(5.3)	(65.4)
Goodwill	(20.9)	—	(7.9)	—	—	(28.8)
Right-of-use assets	(23.2)	—	(3.1)	—	(1.1)	(27.4)
Property, plant and equipment	(10.9)	—	1.5	—	(0.4)	(9.8)
Contract liabilities	(7.9)	—	(8.4)	—	—	(16.3)
Long-term debt	(1.5)	—	—	—	—	(1.5)
Other temporary differences	(1.1)	—	(7.5)	(2.1)	0.9	(9.8)
Total deferred tax liabilities	(145.4)	—	(5.6)	(2.1)	(5.9)	(159.0)
Net deferred tax assets (liabilities)	1,064.0	23.7	526.8	(8.6)	15.4	1,621.3
Classified as:
Deferred tax assets – non-current	1,098.7					1,672.8
Deferred tax liabilities – non-current	(34.7)					(51.5)
Net deferred tax assets (liabilities)	1,064.0					1,621.3
1.The valuation allowance disclosed above relates to R&D and other tax credit carry forwards and operating loss carry forwards that may not be realized.

Deferred taxes (€, in millions)	January 1, 2021	Credits and other	Consolidated Statements of Operations	Income tax recognized in Other Comprehensive Income	Effect of changes in exchange rates	December 31, 2021
Deferred tax assets:
Capitalized R&D expenditures	287.1	—	106.8	—	26.5	420.4
R&D & other tax credit carry forwards	117.2	21.4	16.4	—	7.7	162.7
Inventories	37.2	—	(7.2)	—	1.5	31.5
Contract liabilities	125.2	—	288.0	—	10.0	423.2
Accrued and other liabilities	87.8	—	5.7	—	4.6	98.1
Standard warranty reserve	16.4	—	(6.3)	—	1.2	11.3
Operating loss carry forwards	27.1	—	(19.9)	—	0.2	7.4
Property, plant and equipment	26.9	—	(10.8)	—	2.5	18.6
Lease liabilities	6.5	—	16.2	—	0.5	23.2
Other intangible assets	143.5	—	—	—	—	143.5
Share-based payments	7.2	—	1.8	—	0.6	9.6
Other temporary differences	23.9	—	7.5	(1.0)	(2.9)	27.5
Total deferred tax assets, gross	906.0	21.4	398.2	(1.0)	52.4	1,377.0
Valuation allowance[1]	(122.5)	—	(37.2)	—	(7.9)	(167.6)
Total deferred tax assets, net	783.5	21.4	361.0	(1.0)	44.5	1,209.4
Deferred tax liabilities:
Other intangible assets	(93.9)	2.9	17.1	—	(6.0)	(79.9)
Goodwill	(15.6)	—	(5.3)	—	—	(20.9)
Right-of-use assets	(6.5)	—	(16.2)	—	(0.5)	(23.2)
Property, plant and equipment	(5.4)	—	(4.3)	—	(1.2)	(10.9)
Contract liabilities	(18.2)	—	10.3	—	—	(7.9)
Long-term debt	(1.6)	—	0.1	—	—	(1.5)
Other temporary differences	(8.7)	2.5	4.4	—	0.7	(1.1)
Total deferred tax liabilities	(149.9)	5.4	6.1	—	(7.0)	(145.4)
Net deferred tax assets (liabilities)	633.6	26.8	367.1	(1.0)	37.5	1,064.0
Classified as:
Deferred tax assets – non-current	671.5					1,098.7
Deferred tax liabilities – non-current	(37.9)					(34.7)
Net deferred tax assets (liabilities)	633.6					1,064.0
1.The valuation allowance disclosed above relates to R&D and other tax credit carry forwards and operating loss carry forwards that may not be realized.
Operating loss carry forwards and Tax credit carry forwards
The deferred tax assets from operating loss carry forwards and R&D & other tax credit carry forwards recognized as per December 31, 2022, are almost fully reserved. R&D & other tax credit carry forwards for the amount of €178.9 million have no expiration date. The remaining R&D & other tax credit carry forwards of €34.4 million have an expiration date between 2023 and 2036. The operating loss carry forwards of €12.2 million have an expiration date between 2023 and 2029.
Unrecognized Deferred Tax Liability Related to Investments in Foreign Subsidiaries
ASML periodically reviews the capital structure of each group entity and may distribute retained earnings, repay capital or inject fresh capital in case the projected cashflows, freely available funds of the respective entity and the capital adequacy requirements in the respective country allow/require for this. At December 31, 2022 no plans exist to distribute taxable undistributed retained earnings of our non-Dutch subsidiaries. As such no deferred tax liability has been recognized in respect of undistributed retained earnings of our non-Dutch subsidiaries. As the tax implications of such distributions are dependent on local tax and accounting regulations applying at the moment of distribution, these can also not practically be determined. As per December 31, 2022, the aggregate amount of unrecognized temporary differences approximately amounts to €451.3 million (2021: €283.4 million).